Filed pursuant to Rule 497

File No. 333-229337

PROSPECTUS SUPPLEMENT

(To Prospectus dated May 13, 2020	June 4, 2020

and Prospectus Supplements dated August 1, 2019,

November 8, 2019, and February 28, 2020)

Oxford Square Capital Corp.

$150,000,000

Common Stock

This prospectus supplement supplements the prospectus, dated May 13, 2020, (the “Base Prospectus”), and the prospectus supplement dated February 28, 2020 (the “Third Prospectus Supplement”), the prospectus supplement dated November 8, 2019 (the “Second Prospectus Supplement”) and the prospectus supplement dated August 1, 2019 (the “First Prospectus Supplement,” and together with the Third Prospectus Supplement, the Second Prospectus Supplement, the Base Prospectus and this prospectus supplement, the “Prospectus”), which relate to the sale of shares of common stock of Oxford Square Capital Corp. in an “at-the-market” offering up to a maximum aggregate offering price of $150,000,000 pursuant to an equity distribution agreement, dated August 1, 2019, with Ladenburg Thalmann & Co. Inc. (the “Equity Distribution Agreement”).

You should carefully read the entire Prospectus before investing in our common stock. Before investing in our common stock you should also carefully consider the information set forth in the section titled “Part I, Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and in the section titled “Part II, Item 1A. Risk Factors” in our most recent Quarterly Report on Form 10-Q, each of which is incorporated by reference into the Prospectus, as well as in our subsequent filings with the Securities and Exchange Commission that are incorporated by reference into the Prospectus.

The terms “Oxford Square,” the “Company,” “we,” “us” and “our” generally refer to Oxford Square Capital Corp.

PRIOR SALES PURSUANT TO THE “AT THE MARKET” OFFERING

From August 1, 2019 to June 3, 2020, we sold a total of 1,873,080 shares of common stock pursuant to the “at the market” offering. The total amount of capital raised as a result of these sales of common stock was approximately $10.3 million and net proceeds were approximately $10.2 million after deducting the sales agent’s commissions and offering expenses.

RECENT DEVELOPMENTS

On June 1, 2020, our Board of Directors declared monthly stock distributions of $0.035 per share for the months ending July 31, August 31, and September 30, 2020. No reliance should be placed on these distributions representing the prospect for any particular level of common stock distributions for any other periods in the future.

The following schedule applies to the distributions for common stockholders of record on the close of business of each specific record date:

Period Ending	Record Date	Payment Date	Amount Per Share
July 31, 2020	July 17, 2020	July 31, 2020	$0.035
August 31, 2020	August 17, 2020	August 31, 2020	$0.035
September 30, 2020	September 16, 2020	September 30, 2020	$0.035

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “OXSQ,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in OXSQ. The fee table and example below include all fees and expenses of our consolidated subsidiary.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	2.00	%(1)
Offering expenses borne by our common stockholders (as a percentage of offering price)	0.37	%(2)
Distribution reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	2.37%
Annual expenses (as a percentage of net assets attributable to our common stock):
Base management fee	2.26	%(4)
Incentive fees payable under our investment advisory agreement	—	%(5)
Interest payments on borrowed funds	3.53	%(6)
Other expenses (includes OXSQ’s consolidated subsidiary)	2.04	%(7)
Total annual expenses	7.83	%(8)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock, assuming (1) a 2.00% sales load (underwriting discounts and commissions) and offering expenses totaling 0.37%, (2) total net estimated annual expenses of 7.83% of average net assets attributable to our common stock as set forth in the table above and (3) a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$99	$243	$380	$688

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes based upon the estimated annual expenses relating thereto as set forth above. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Distribution Reinvestment Plan” in the Base Prospectus for additional information regarding our distribution reinvestment plan.

(1)	Represents the commission with respect to the shares of our common stock being sold in this offering, which we will pay to Ladenburg Thalmann & Co. Inc. in connection with sales of shares of our common stock effected by Ladenburg Thalmann & Co. Inc. under the Equity Distribution Agreement. There is no guaranty that there will be any sales of our common stock pursuant to the Prospectus.

(2)	The offering expenses of this offering are estimated to be approximately $185,000.
(3)	The expenses of the distribution reinvestment plan are included in “other expenses.” The plan administrator’s fees will be paid by us. We will not charge any brokerage charges or other charges to stockholders who participate in the plan. However, your own broker may impose brokerage charges in connection with your participation in the plan.
(4)	Assumes gross assets (which equals the total assets on our Consolidated Statements of Assets and Liabilities adjusted as described in this footnote) of $323.4 million and $109.2 million of leverage (including $64.4 million in aggregate principal of our 6.50% Unsecured Notes and $44.8 million in aggregate principal of our 6.25% Unsecured Notes, in each case, as of March 31, 2020 and less any respective amortization of deferred issuance costs), and assumes net assets of $214.7 million (which has been adjusted to reflect the issuance of an additional $50.0 million of common stock). The above calculation presents our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of Oxford Square Capital Corp., including those acquired using borrowings for investment purposes. As a result, to the extent we use additional leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement” in the Base Prospectus for additional information.
(5)	Assumes no annual incentive fees earned by Oxford Square Management which is consistent with the three months ended March 31, 2020, due to the Total Return Requirement described below. In subsequent periods, incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies and realize additional gains upon the sale of warrants or other equity investments in such companies. The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals the amount by which (x) the “Pre-Incentive Fee Net Investment Income” for the immediately preceding calendar quarter exceeds (y) the “Preferred Return Amount” for that calendar quarter. Effective April 1, 2016, a “Preferred Return Amount” is calculated on a quarterly basis by multiplying 1.75% by the Company’s net asset value at the end of the immediately preceding calendar quarter. The net investment income incentive fee is then calculated as follows: (a) no net investment income incentive fee is payable to Oxford Square Management in any calendar quarter in which the “Pre-Incentive Fee Net Investment Income” does not exceed the “Preferred Return Amount”; (b) 100% of the “Pre-Incentive Fee Net Investment Income” for such quarter, if any, that exceeds the “Preferred Return Amount” but is less than or equal to a “Catch-Up Amount” determined on a quarterly basis by multiplying 2.1875% by OXSQ’s net asset value at the end of such calendar quarter; and (c) for any quarter in which the “Pre-Incentive Fee Net Investment Income” exceeds the “Catch-Up Amount,” the net investment income incentive fee will be 20% of the amount of the “Pre-Incentive Fee Net Investment Income” for such quarter. In addition, effective April 1, 2016, the calculation of the Company’s net investment income incentive fee is subject to a total return requirement, (the “Total Return Requirement”) which provides that a net investment income incentive fee will not be payable to Oxford Square Management except to the extent 20% of the “cumulative net increase in net assets resulting from operations” (which is the amount, if positive, of the sum of the “Pre-Incentive Fee Net Investment Income,” realized gains and losses and unrealized appreciation and depreciation) during the calendar quarter for which such fees are being calculated and the eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016) exceeds the cumulative net investment income incentive fees accrued and/or paid for such eleven (11) preceding quarters (or if shorter, the number of quarters since April 1, 2016). The second part of the incentive fee equals 20.0% of our net realized gains for the calendar year less any unrealized losses for such year and will be payable at the end of each calendar year. It should be noted that no capital gains incentive fee was calculated as of March 31, 2020, which is calculated based upon an assumed liquidation of the entire portfolio, and no other changes in realized or unrealized gains and losses, as of March 31, 2020 and the termination of the Investment Advisory Agreement on such date. For a more detailed discussion of the calculation of the incentive fees, see “Investment Advisory Agreement” in the Base Prospectus.
(6)	Assumes leverage of $109.2 million which equals the total outstanding principal borrowings as of March 31, 2020. The calculation also assumes an effective interest rate of 7.02% (including amortization of deferred issuance costs) on the approximately $64.4 million of 6.50% Unsecured Notes outstanding as of March 31, 2020 and an effective interest rate of 6.79% (including amortization of deferred issuance costs) on the approximately $44.8 million of 6.25% Unsecured Notes outstanding as of March 31, 2020. This table includes all of the commitment fees, interest expense and amortized financing costs of the 6.50% Unsecured Notes and the 6.25% Unsecured Notes, as well as the fees and expenses of issuing and servicing any other borrowings or leverage that the Company expects to incur during the 12 months following effectiveness of the registration statement of which the Prospectus forms a part. We may issue preferred stock, which may be considered a form of leverage, pursuant to the registration statement of which the Prospectus forms a part, although we have no current plans to do so during the 12 months following effectiveness of such registration statement.
(7)	“Other expenses” ($4.2 million) are based on the actual expenses for the three months ended March 31, 2020, annualized, and adjusted for any new and non-recurring expenses, such as the offering costs on an assumed issuance of an additional $50.0 million of common stock. These expenses include certain expenses allocated to the Company under the Investment Advisory Agreement, such as travel expenses incurred in connection with the investigation and monitoring of our investments. In the event of a debt restructuring or extinguishment, we may incur a loss comprised of deferred financing costs and note discount which may cause actual expenses to exceed those amounts projected in the table.
(8)	“Total annual expenses” is presented as a percentage of net assets attributable to common stockholders, because the holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) bear all of our fees and expenses, including the fees and expenses of any wholly-owned consolidated subsidiary, all of which are included in this fee table presentation. The indirect expenses associated with the Company’s CLO equity investments are not included in the fee table presentation, but if such expenses were included in the fee table presentation then OXSQ’s total annual expenses would have been 13.02%.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “OXSQ.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value, or “NAV,” per share of our common stock, the high and low intraday sales prices for our common stock, such sales prices as a percentage of NAV per share and quarterly distributions per share.

		Price Range		Premium or (Discount) of High Sales Price to	Premium or (Discount) of Low Sales Price to	Distributions
	NAV(1)	High	Low	NAV(2)	NAV(2)	Per Share(3)
Fiscal 2020
Second Quarter (through June 3, 2020)	*	$3.57	$2.10	*	*	$0.20
First Quarter	3.32	$6.26	$2.04	88.6%	(38.6)%	$0.20
Fiscal 2019
Fourth Quarter	$5.12	$6.28	$5.02	22.7%	(2.0)%	$0.20
Third Quarter	$5.42	$6.76	$6.04	24.7%	11.4%	$0.20
Second Quarter	$6.31	$6.62	$6.19	4.9%	(1.9)%	$0.20
First Quarter	$6.67	$7.45	$6.16	11.7%	(7.6)%	$0.20
Fiscal 2018
Fourth Quarter	$6.60	$7.21	$5.89	9.2%	(10.8)%	$0.20
Third Quarter	$7.49	$7.52	$6.87	0.4%	(8.3)%	$0.20
Second Quarter	$7.56	$7.25	$5.91	(4.1)%	(21.8)%	$0.20
First Quarter	$7.60	$6.44	$5.15	(15.3)%	(32.2)%	$0.20

(1)      Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.

(2)      Calculated as the respective high or low intraday sales price divided by NAV and subtracting 1.

(3)      Represents the cash distributions, including dividends, dividends reinvested and returns of capital, if any, per share that we have declared on our common stock in the specified quarter.

*         Not determinable as of the date of this prospectus.

On June 3, 2020, the last reported sales price of our common stock was $3.53 per share. As of June 3, 2020, we had 145 stockholders of record.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since 2008, our shares of common stock have traded both at a premium and a discount to the net assets attributable to those shares. As of June 3, 2020, our shares of common stock traded at a premium equal to approximately 6.3% of the net asset value per share as of March 31, 2020. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

The amount of our periodic distributions is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a taxable return of capital to our stockholders for U.S. federal income tax purposes. Distributions in excess of our current and accumulated earnings and profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. A return of capital (1) is a return of the original amount invested, (2) does not constitute earnings or profits and (3) will have the effect of reducing the basis such that when a stockholder sells its shares the sale may be subject to taxes even if the shares are sold for less than the original purchase price. There can be no assurance that we will achieve investment results or maintain a tax treatment that will permit any particular level of distribution payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Item 1. Business — Regulation as a Business Development Company” in our most recent Annual Report on Form 10-K.

We have adopted a distribution reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our distribution reinvestment plan by delivering a written notice to our distribution paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan.

The following table reflects the cash distributions, including dividends and returns of capital, if any, per share that have been declared by our board of directors for the two most recent fiscal years and the current fiscal year to date:

Date Declared	Record Date	Payment Date	Total Distributions		GAAP Net Investment Income			Distributions in excess of/ (less than) GAAP net investment income
Fiscal 2020(3)
June 1, 2020	September 16, 2020	September 30, 2020	$0.035		$	N/A		$—
June 1, 2020	August 17, 2020	August 31, 2020	0.035			N/A		—
June 1, 2020	July 17, 2020	July 31, 2020	0.035			N/A		—
Total (Third Quarter 2020)			0.105			—	(5)	—	(5)
February 24, 2020	June 15, 2020	June 30, 2020	$0.067		$	N/A		$—
February 24, 2020	May 14, 2020	May 29, 2020	0.067			N/A		—
February 24, 2020	April 15, 2020	April 30, 2020	0.067			N/A		—
Total (Second Quarter 2020)			0.201			—	(5)	—	(5)
October 25, 2019	March 17, 2020	March 31, 2020	0.067			N/A		—
October 25, 2019	February 14, 2020	February 28, 2020	0.067			N/A		—
October 25, 2019	January 17, 2020	January 31, 2020	0.067			N/A		—
Total (First Quarter 2020)			0.201			0.13		0.07
Fiscal 2019(3)
July 25, 2019	December 18, 2019	December 31, 2019	0.067			N/A		—
July 25, 2019	November 15, 2019	November 29, 2019	0.067			N/A		—
July 25, 2019	October 21, 2019	October 31, 2019	0.067			N/A		—
Total (Fourth Quarter 2019)			0.201			0.18		0.02
April 23, 2019	September 23, 2019	September 30, 2019	0.067			N/A		—
April 23, 2019	August 23, 2019	August 30, 2019	0.067			N/A		—
April 23, 2019	July 24, 2019	July 31, 2019	0.067			N/A		—
Total (Third Quarter 2019)			0.201			0.19		0.01
February 22, 2019	June 21, 2019	June 28, 2019	0.067			N/A		—
February 22, 2019	May 24, 2019	May 31, 2019	0.067			N/A		—
February 22, 2019	April 23, 2019	April 30, 2019	0.067			N/A		—
Total (Second Quarter 2019)			0.201			0.27		(0.07)
February 22, 2019	March 15, 2019	March 29, 2019	0.200			0.18		0.02
Total (First Quarter 2019)			0.200			0.18		0.02
Total (2019)			$0.803	(1)		$0.81	(4)	$(0.01	)(4)
Fiscal 2018
October 26, 2018	December 17, 2018	December 31, 2018	$0.20			$0.18		$0.02
July 26, 2018	September 14, 2018	September 28, 2018	0.20			0.18		0.02
April 24, 2018	June 15, 2018	June 29, 2018	0.20			0.15		0.05
February 22, 2018	March 16, 2018	March 30, 2018	0.20			0.17		0.03
Total (2018)			$0.80	(2)		$0.67	(4)	$0.13	(4)

(1)      The tax characterization of cash distributions for the year ended December 31, 2019 will not be known until the tax return for such year is finalized. For the year ended December 31, 2019, the amounts and sources of distributions reported are only estimates and are not being provided for U.S. tax reporting purposes. The final determination of the source of all distributions in 2019 will be made after year-end and the amounts represented may be materially different from the amounts disclosed in the final Form 1099-DIV notice. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Company’s investment performance and may be subject to change based on tax regulations.

(2)      Cash distributions for the year ended December 31, 2018 includes a tax return of capital of approximately $0.26 per share for tax purposes.

(3)      For the period from April 30, 2019 through September 30, 2020, the Board declared monthly distributions in lieu of quarterly distributions.

(4)      Totals may not sum due to rounding.

(5)      We have not yet reported investment income for this period.